UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21832
Eaton Vance Tax-Managed Diversified Equity Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report April 30, 2010

WALL ST

EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND

Eaton Vance Investment Managers Semiannual Report April 30, 2010 EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND

IMPORTANT NOTICES REGARDING DISTRIBUTIONS,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.40566 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010
INVESTMENT UPDATE
Economic and Market Conditions

Walter A. Row, CFA
Co-Portfolio Manager

Michael A. Allison, CFA
Co-Portfolio Manager
•	Global equities remained volatile, but most market indices — with the notable exception of Europe — posted positive returns for the six months ending April 30, 2010. A sharp market correction in the United States in February was driven by concerns about Greek debt, belt-tightening in China, and a U.S. political environment unsettled by proposed health care reform and bank regulation. Market growth resumed, however, and the period ended on a solid footing. For the six-month period, the Dow Jones Industrial Average rose 14.87%, the NASDAQ Composite Index gained 20.94% and the S&P 500 Index increased 15.66%.[1]

•	Foreign equities had mixed results during the period. Some international markets demonstrated fairly robust results, while others — most notably in the Euro zone — turned in much weaker showings. The MSCI Europe, Australasia, Far East Index registered only a modest 2.48% return for the period, largely due to the weak performance of many European stocks. For example, the FTSE Eurotop 100 Index, which tracks the performance of the most actively traded and highly capitalized stocks in the pan-European region, had a negative return for the period, falling nearly 1.5%. Much of this disappointing performance was the result of investor worries about the possibility of sovereign debt defaults in Greece and other southern European countries, such as Italy, Portugal and Spain.

•	Emerging markets outperformed those in the developed world for the period, with the MSCI Emerging Markets Index rising 12.37%. Regionally, emerging markets in Asia generally performed well, although concerns about credit tightening in China held back economic activity in that area during the latter part of the period. Commodity-oriented emerging markets such as Brazil, Russia and South Africa benefited from higher prices for oil, iron ore, copper and other basic materials.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “ETY.” At net asset value (NAV), the Fund’s return came up short compared to the S&P 500 Index, the CBOE S&P 500 BuyWrite Index (BXM) and its Lipper peer group average, while outpacing the FTSE Eurotop 100 Index for the six months ending April 30, 2010. As of April 30, 2010, the Fund was trading at a premium to NAV of 3.54%.

•	The Fund’s underlying portfolio of common stocks underperformed a blended index consisting of an 80% weighting in the S&P 500 Index and a 20% weighting in the FTSE Eurotop 100 Index (reflecting the Fund’s composition) at NAV for the period. Stock selection accounted for most of the shortfall. Fund positions in consumer discretionary — one of the strongest performers in the equity markets for the six-month period — underperformed on a relative basis, particularly in the media and automobile industries. The energy and financials sectors also detracted from returns.

Total Return Performance 10/31/09 – 4/30/10
NYSE Symbol		ETY

At Net Asset Value (NAV)[2]		8.52%
At Market Price[2]		15.42%

S&P 500 Index[1]		15.66%
CBOE S&P 500 BuyWrite Index (BXM)[1]		9.61%
FTSE Eurotop 100 Index[1]		-1.49%
Lipper Options Arbitrage/Options Strategies Funds Average[1]		11.16%

Premium/(Discount) to NAV (4/30/10)		3.54%
Total Distributions per share		$0.868
Distribution Rate[3]	At NAV	12.47%
	At Market Price	12.05%

See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Six-month returns are cumulative.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010
INVESTMENT UPDATE
•	Conversely, stock selection in the telecommunication services sector made the strongest relative contribution. Specifically, a lack of exposure to poor-performing European diversified telecom stocks, which have been facing a host of problems, boosted the Fund’s relative performance.

•	Under normal market conditions, the Fund seeks to earn high levels of tax-advantaged income and gains by emphasizing dividend-paying stocks and by writing (selling) stock index call options on a portion of its underlying common stock portfolio. As of April 30, 2010, the Fund had written call options on approximately 51% of its equity holdings.

•	The Fund’s strategy of writing call options on a portion of its common stock portfolio generates current cash flow from the options premiums received. However, in an up market such as we saw in this six-month period, this income comes at the cost of reducing the portfolio’s upside potential from stock price appreciation. Although the Fund’s options strategy lowered volatility during the period, it detracted from overall relative performance given the equity market’s strong advances.

•	On January 15, 2010, the Fund announced a change in its distribution rate. The Fund’s portfolio management team reviews the level and sustainability of the Fund’s distributions periodically. Before deciding to decrease the amount of the Fund’s quarterly distribution to $0.40566 per share, the team considered a number of factors including the current market and volatility outlooks, level of assets in the Fund, and the dividend yield of the underlying equity portfolio. As portfolio and market conditions change, the rate of distributions on the Fund’s shares could be further changed.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010
FUND PERFORMANCE
Performance

NYSE Symbol:	ETY

Average Annual Total Returns (at market price, NYSE)

Six Months[1]	15.42%
One Year	45.33
Life of Fund (11/30/06)	2.27

Average Annual Total Returns (at net asset value)

Six Months[1]	8.52%
One Year	28.91
Life of Fund (11/30/06)	1.23

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis.
Country Allocation2
By total investments
Fund Composition
Top 10 Holdings3
By total investments

Apple, Inc.	2.6%
General Electric Co.	2.3
Microsoft Corp.	2.1
JPMorgan Chase & Co.	2.1
Goldcorp, Inc.	1.9
Cisco Systems, Inc.	1.8
Nestle SA	1.7
International Business Machines Corp.	1.7
Colgate-Palmolive Co.	1.6
PepsiCo, Inc.	1.6
Sector Weightings4
By total investments

[2]	As a percentage of the Fund’s total investments as of 4/30/10.

[3]	Top 10 Holdings represented 19.4% of the Fund’s total investments as of 4/30/10. Top 10 Holdings are presented without the offsetting effect of the Fund’s written option positions at 4/30/10.

[4]	Reflects the Fund’s total investments as of 4/30/10. Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 4/30/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 99.5%

Security	Shares	Value

Aerospace & Defense — 1.5%

General Dynamics Corp.	242,575	$18,523,027
Lockheed Martin Corp.	136,645	11,599,794

		$30,122,821

Air Freight & Logistics — 0.6%

FedEx Corp.	127,742	$11,498,057

		$11,498,057

Automobiles — 0.2%

Bayerische Motoren Werke AG	92,419	$4,570,762

		$4,570,762

Beverages — 2.7%

Coca-Cola Co. (The)	287,455	$15,364,470
Diageo PLC	368,543	6,263,187
PepsiCo, Inc.	490,885	32,015,520

		$53,643,177

Biotechnology — 1.0%

Amgen, Inc.(1)	225,332	$12,925,043
Celgene Corp.(1)	110,323	6,834,510

		$19,759,553

Capital Markets — 3.5%

Credit Suisse Group AG(1)	107,005	$4,911,288
Deutsche Bank AG	121,820	8,502,754
Goldman Sachs Group, Inc.	178,920	25,979,184
Northern Trust Corp.	217,208	11,942,096
State Street Corp.	286,832	12,477,192
UBS AG(1)	368,882	5,714,781

		$69,527,295

Commercial Banks — 5.8%

Banco Santander Central Hispano SA	832,171	$10,581,342
Barclays PLC	776,219	4,015,490
BNP Paribas SA	65,613	4,506,704
DnB NOR ASA	518,197	6,132,919
HSBC Holdings PLC	1,585,095	16,301,273
Intesa Sanpaolo SpA(1)	1,070,988	3,529,884
Itau Unibanco Holding SA ADR	549,799	11,919,642
KeyCorp	846,871	7,638,776
PNC Financial Services Group, Inc.	201,517	13,543,958
U.S. Bancorp	379,185	10,150,782
Wells Fargo & Co.	775,220	25,667,534

		$113,988,304

Commercial Services & Supplies — 0.8%

Waste Management, Inc.	457,498	$15,866,031

		$15,866,031

Communications Equipment — 2.7%

Cisco Systems, Inc.(1)	1,322,275	$35,595,643
Nokia Oyj ADR	285,578	3,472,628
QUALCOMM, Inc.	269,409	10,436,905
Telefonaktiebolaget LM Ericsson, Class B	377,635	4,358,108

		$53,863,284

Computers & Peripherals — 5.5%

Apple, Inc.(1)	198,910	$51,939,379
Hewlett-Packard Co.	479,050	24,896,229
International Business Machines Corp.	250,463	32,309,727

		$109,145,335

Consumer Finance — 0.6%

American Express Co.	251,154	$11,583,222

		$11,583,222

Diversified Financial Services — 3.6%

Bank of America Corp.	1,292,177	$23,039,516
Citigroup, Inc.(1)	1,674,600	7,318,002
JPMorgan Chase & Co.	949,694	40,437,970

		$70,795,488

Diversified Telecommunication Services — 1.7%

AT&T, Inc.	781,555	$20,367,323
Verizon Communications, Inc.	462,272	13,355,038

		$33,722,361

Electric Utilities — 1.9%

American Electric Power Co., Inc.	373,824	$12,822,163
E.ON AG	537,135	19,808,322
Iberdrola SA	512,650	4,068,407

		$36,698,892

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Electrical Equipment — 1.3%

ABB, Ltd.(1)	266,125	$5,104,675
Emerson Electric Co.	400,147	20,899,678

		$26,004,353

Electronic Equipment, Instruments & Components — 1.0%

Corning, Inc.	1,039,966	$20,019,345

		$20,019,345

Energy Equipment & Services — 1.5%

Halliburton Co.	403,543	$12,368,593
Schlumberger, Ltd.	234,891	16,775,915

		$29,144,508

Food & Staples Retailing — 2.4%

Carrefour SA	85,450	$4,188,223
CVS Caremark Corp.	347,693	12,840,302
Tesco PLC	629,574	4,203,610
Wal-Mart Stores, Inc.	493,478	26,475,095

		$47,707,230

Food Products — 2.7%

Danone(1)	63,455	$3,738,786
Kellogg Co.	148,435	8,155,019
Nestle SA	691,185	33,820,306
Unilever NV	237,257	7,218,019

		$52,932,130

Health Care Equipment & Supplies — 1.9%

Baxter International, Inc.	85,906	$4,056,481
Covidien PLC	381,920	18,328,341
Varian Medical Systems, Inc.(1)	90,362	5,094,610
Zimmer Holdings, Inc.(1)	148,585	9,050,312

		$36,529,744

Health Care Providers & Services — 1.5%

AmerisourceBergen Corp.	390,007	$12,031,716
Cardinal Health, Inc.	166,519	5,776,544
Fresenius Medical Care AG & Co. KGaA ADR	227,329	12,262,126

		$30,070,386

Hotels, Restaurants & Leisure — 1.6%

Carnival Corp.	261,820	$10,917,894
McDonald’s Corp.	301,347	21,272,085

		$32,189,979

Household Products — 2.7%

Colgate-Palmolive Co.	383,597	$32,260,508
Procter & Gamble Co.	270,006	16,783,573
Reckitt Benckiser Group PLC	96,161	5,013,915

		$54,057,996

Industrial Conglomerates — 3.1%

General Electric Co.	2,397,867	$45,223,772
Philips Electronics NV	175,039	5,877,657
Siemens AG	104,342	10,290,857

		$61,392,286

Insurance — 3.2%

Allianz SE(1)	35,639	$4,085,834
Berkshire Hathaway, Inc., Class B(1)	102,062	7,858,774
Lincoln National Corp.	341,755	10,454,285
MetLife, Inc.	294,880	13,440,630
Prudential Financial, Inc.	235,505	14,968,698
Prudential PLC	698,928	6,201,404
Zurich Financial Services AG	24,762	5,489,604

		$62,499,229

Internet & Catalog Retail — 1.2%

Amazon.com, Inc.(1)	166,748	$22,854,481

		$22,854,481

Internet Software & Services — 1.3%

Google, Inc., Class A(1)	49,420	$25,967,245

		$25,967,245

IT Services — 1.0%

MasterCard, Inc., Class A	76,889	$19,071,548

		$19,071,548

Machinery — 2.8%

Danaher Corp.	238,993	$20,142,330
Deere & Co.	207,679	12,423,358

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Machinery (continued)

Illinois Tool Works, Inc.	219,700	$11,226,670
PACCAR, Inc.	225,909	10,509,286

		$54,301,644

Media — 0.5%

Walt Disney Co. (The)	264,628	$9,748,896

		$9,748,896

Metals & Mining — 3.9%

ArcelorMittal	79,303	$3,086,091
BHP Billiton, Ltd. ADR	290,376	21,136,469
Freeport-McMoRan Copper & Gold, Inc.	106,338	8,031,709
Goldcorp, Inc.	882,474	38,149,351
United States Steel Corp.	104,335	5,702,951

		$76,106,571

Multi-Utilities — 1.2%

Public Service Enterprise Group, Inc.	569,097	$18,285,087
RWE AG	61,746	5,079,106

		$23,364,193

Multiline Retail — 0.4%

Target Corp.	150,078	$8,534,936

		$8,534,936

Oil, Gas & Consumable Fuels — 10.1%

Anadarko Petroleum Corp.	466,881	$29,021,323
Apache Corp.	194,613	19,803,819
BP PLC	2,356,851	20,321,763
Chevron Corp.	263,957	21,496,658
ENI SpA	556,388	12,434,889
Exxon Mobil Corp.	298,386	20,245,490
Hess Corp.	338,213	21,493,436
Occidental Petroleum Corp.	271,904	24,107,009
Peabody Energy Corp.	169,652	7,926,142
Royal Dutch Shell PLC, Class B	455,915	13,796,510
Total SA	165,960	9,029,433

		$199,676,472

Personal Products — 0.4%

Avon Products, Inc.	266,551	$8,617,594

		$8,617,594

Pharmaceuticals — 8.0%

Abbott Laboratories	385,475	$19,720,901
AstraZeneca PLC	131,580	5,816,905
Bristol-Myers Squibb Co.	592,160	14,975,726
GlaxoSmithKline PLC	576,389	10,756,310
Johnson & Johnson	467,973	30,090,664
Merck & Co., Inc.	638,018	22,356,151
Novartis AG	196,909	10,039,355
Pfizer, Inc.	1,156,656	19,339,288
Sanofi-Aventis(1)	170,845	11,654,785
Teva Pharmaceutical Industries, Ltd. ADR	200,109	11,752,402

		$156,502,487

Real Estate Investment Trusts (REITs) — 0.8%

AvalonBay Communities, Inc.	74,082	$7,707,491
Boston Properties, Inc.	94,121	7,422,382

		$15,129,873

Road & Rail — 0.7%

CSX Corp.	229,308	$12,852,713

		$12,852,713

Semiconductors & Semiconductor Equipment — 1.4%

ASML Holding NV ADR	410,041	$13,391,939
Intel Corp.	615,126	14,043,327

		$27,435,266

Software — 3.3%

Microsoft Corp.	1,350,744	$41,251,722
Oracle Corp.	746,735	19,295,632
SAP AG	88,452	4,267,638

		$64,814,992

Specialty Retail — 4.0%

Best Buy Co., Inc.	458,485	$20,906,916
Gap, Inc. (The)	400,965	9,915,865
Hennes & Mauritz AB	112,804	7,197,870
Home Depot, Inc.	503,417	17,745,449
Staples, Inc.	612,496	14,412,031
TJX Companies, Inc. (The)	196,406	9,101,454

		$79,279,585

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.2%

LVMH Moet Hennessy Louis Vuitton SA	44,842	$5,160,465
NIKE, Inc., Class B	242,421	18,402,178

		$23,562,643

Tobacco — 1.1%

British American Tobacco PLC	120,651	$3,802,175
Imperial Tobacco Group PLC	129,658	3,709,010
Philip Morris International, Inc.	304,921	14,965,522

		$22,476,707

Wireless Telecommunication Services — 1.2%

American Tower Corp., Class A(1)	198,599	$8,104,825
Rogers Communications, Inc., Class B	146,956	5,233,104
Vodafone Group PLC	4,260,992	9,537,566

		$22,875,495

Total Common Stocks
(identified cost $1,798,283,711)		$1,960,505,109

Short-Term Investments — 0.7%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.19%(2)	$13,339	$13,339,350

Total Short-Term Investments
(identified cost $13,339,350)		$13,339,350

Total Investments — 100.2%
(identified cost $1,811,623,061)		$1,973,844,459

Call Options Written — (0.4)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	3,010	$1,205	5/22/10	$(3,461,500)
S&P 500 Index	5,400	1,215	5/22/10	(4,428,000)

Total Call Options Written
(premiums received $16,006,317)				$(7,889,500)

Other Assets, Less Liabilities — 0.2%				$3,637,688

Net Assets — 100.0%				$1,969,592,647

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, another affiliated investment company, for the six months ended April 30, 2010 was $7,176 and $0, respectively.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	75.0%	$1,476,316,666
United Kingdom	5.6	109,739,118
Germany	3.5	68,867,399
Switzerland	3.3	65,080,009
Canada	2.2	43,382,455
Netherlands	2.2	43,263,530
France	1.9	38,278,396
Australia	1.1	21,136,469
Ireland	0.9	18,328,341
Italy	0.8	15,964,773
Spain	0.7	14,649,749
Brazil	0.6	11,919,642
Israel	0.6	11,752,402
Sweden	0.6	11,555,978
Panama	0.5	10,917,894
Norway	0.3	6,132,919
Finland	0.2	3,472,628
Luxembourg	0.2	3,086,091

Total Investments	100.2%	$1,973,844,459

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2010

Assets

Unaffiliated investments, at value (identified cost, $1,798,283,711)	$1,960,505,109
Affiliated investment, at value (identified cost, $13,339,350)	13,339,350
Foreign currency, at value (identified cost, $140,223)	139,947
Dividends receivable	2,647,389
Interest receivable from affiliated investment	725
Tax reclaims receivable	2,838,330

Total assets	$1,979,470,850

Liabilities

Written options outstanding, at value (premiums received, $16,006,317)	$7,889,500
Payable to affiliates:
Investment adviser fee	1,641,818
Trustees’ fees	4,208
Accrued expenses	342,677

Total liabilities	$9,878,203

Net Assets	$1,969,592,647

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 151,343,502 shares issued and outstanding	$1,513,435
Additional paid-in capital	2,373,153,228
Accumulated net realized loss	(455,585,696)
Accumulated distributions in excess of net investment income	(119,894,569)
Net unrealized appreciation	170,406,249

Net Assets	$1,969,592,647

Net Asset Value

($1,969,592,647 ÷ 151,343,502 common shares issued and outstanding)	$13.01

Statement of Operations

For the Six Months Ended
April 30, 2010

Investment Income

Dividends (net of foreign taxes, $839,210)	$21,125,140
Interest income allocated from affiliated investments	26,277
Expenses allocated from affiliated investments	(19,101)

Total investment income	$21,132,316

Expenses

Investment adviser fee	$9,763,128
Trustees’ fees and expenses	25,250
Custodian fee	294,461
Transfer and dividend disbursing agent fees	5,243
Legal and accounting services	44,455
Printing and postage	129,005
Miscellaneous	96,372

Total expenses	$10,357,914

Deduct —
Reduction of custodian fee	$89

Total expense reductions	$89

Net expenses	$10,357,825

Net investment income	$10,774,491

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(20,477,722)
Investment transactions allocated from affiliated investments	2,944
Written options	(22,850,615)
Foreign currency transactions	(204,197)

Net realized loss	$(43,529,590)

Change in unrealized appreciation (depreciation) —
Investments	$205,249,915
Written options	(10,379,681)
Foreign currency	(136,673)

Net change in unrealized appreciation (depreciation)	$194,733,561

Net realized and unrealized gain	$151,203,971

Net increase in net assets from operations	$161,978,462

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2010	Year Ended
in Net Assets	(Unaudited)	October 31, 2009

From operations —
Net investment income	$10,774,491	$27,911,994
Net realized loss from investment transactions, written options and foreign currency transactions	(43,529,590)	(307,386,787)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	194,733,561	536,155,447

Net increase in net assets from operations	$161,978,462	$256,680,654

Distributions to shareholders —
From net investment income	$(130,669,060)*	$(27,927,610)
Tax return of capital	—	(249,037,886)

Total distributions	$(130,669,060)	$(276,965,496)

Capital share transactions —
Reinvestment of distributions	$14,267,698	$6,517,434

Net increase in net assets from capital share transactions	$14,267,698	$6,517,434

Net increase (decrease) in net assets	$45,577,100	$(13,767,408)

Net Assets

At beginning of period	$1,924,015,547	$1,937,782,955

At end of period	$1,969,592,647	$1,924,015,547

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(119,894,569)	$—

* A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended October 31,
	April 30, 2010				Period Ended
	(Unaudited)		2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$12.810		$12.940	$19.600	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.071		$0.186	$0.267	$1.314
Net realized and unrealized gain (loss)	0.997		1.534	(5.077)	0.583

Total income (loss) from operations	$1.068		$1.720	$(4.810)	$1.897

Less Distributions

From net investment income	$(0.868	)*	$(0.187)	$(0.239)	$(1.290)
Tax return of capital	—		(1.663)	(1.611)	(0.098)

Total distributions	$(0.868)		$(1.850)	$(1.850)	$(1.388)

Offering costs charged to paid-in capital(3)	$—		$—	$—	$(0.009)

Net asset value — End of period	$13.010		$12.810	$12.940	$19.600

Market value — End of period	$13.470		$12.470	$11.900	$17.130

Total Investment Return on Net Asset Value(4)	8.52	%(5)	17.86%	(26.02)%	10.26	%(5)(6)

Total Investment Return on Market Value(4)	15.42	%(5)	24.76%	(22.15)%	(3.63	)%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,969,593		$1,924,016	$1,937,783	$2,933,710
Ratios (as a percentage of average daily net assets):
Expenses(7)	1.06	%(8)	1.07%	1.05%	1.06	%(8)
Net investment income	1.10	%(8)	1.55%	1.56%	7.27	%(8)
Portfolio Turnover	13	%(5)	45%	95%	221	%(5)

(1)	For the period from the start of business, November 30, 2006, to October 31, 2007.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Not annualized.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing index call options with respect to a portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the time until option expiration. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $393,096,417 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015 ($99,781,516) and October 31, 2017 ($293,314,901).

As of April 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on November 30, 2006 to October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K  Interim Financial Statements — The interim financial statements relating to April 30, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended April 30, 2010, the amount of distributions estimated to be a tax return of capital was approximately $123,046,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 1.00% of its average daily gross assets up to and including $1.5 billion, 0.98% over $1.5 billion up to and including $3 billion and at reduced rates as daily gross assets exceed $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, another affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended April 30, 2010, the Fund’s investment adviser fee totaled $9,778,533 of which $15,405 was allocated from Cash Management Portfolio and $9,763,128 was paid or accrued directly by the Fund. For the six months ended April 30, 2010, the Fund’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 1.00% (annualized) of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $244,575,468 and $381,375,328, respectively, for the six months ended April 30, 2010.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

5   Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund’s dividend reinvestment plan for the six months ended April 30, 2010 and the year ended October 31, 2009 were 1,107,247 and 525,176, respectively.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,812,086,252

Gross unrealized appreciation	$291,705,315
Gross unrealized depreciation	(129,947,108)

Net unrealized appreciation	$161,758,207

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at April 30, 2010 is included in the Portfolio of Investments.

Written call options activity for the six months ended April 30, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	9,070	$23,976,998
Options written	52,119	104,707,876
Options terminated in closing purchase transactions	(50,841)	(108,514,473)
Options expired	(1,938)	(4,164,084)

Outstanding, end of period	8,410	$16,006,317

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At April 30, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund generally intends to write index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at April 30, 2010 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives(1)

Written options	$—	$7,889,500

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended April 30, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written options	$(22,850,615)	$(10,379,681)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$163,812,185	$16,929,097		$—	$180,741,282
Consumer Staples	167,477,603	71,957,231		—	239,434,834
Energy	173,238,385	55,582,595		—	228,820,980
Financials	274,131,476	69,391,935		—	343,523,411
Health Care	204,594,815	38,267,355		—	242,862,170
Industrials	190,764,716	21,273,189		—	212,037,905
Information Technology	311,691,269	8,625,746		—	320,317,015
Materials	73,020,480	3,086,091		—	76,106,571
Telecommunication Services	47,060,290	9,537,566		—	56,597,856
Utilities	31,107,250	28,955,835		—	60,063,085

Total Common Stocks	$1,636,898,469	$323,606,640	*	$—	$1,960,505,109

Short-Term Investments	$—	$13,339,350		$—	$13,339,350

Total Investments	$1,636,898,469	$336,945,990		$—	$1,973,844,459

Liability Description

Call Options Written	$(7,889,500)	$—		$—	$(7,889,500)

Total	$(7,889,500)	$—		$—	$(7,889,500)

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Diversified Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates in recent years to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Diversified Equity Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

Michael A. Allison
Vice President

Thomas E. Faust Jr.
Vice President and Trustee

Walter A. Row, III
Vice President

Judith A. Saryan
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of April 30, 2010, our records indicate that there are 160 registered shareholders and approximately 99,502 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETY.

This Page Intentionally Left Blank

IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Managed Diversified Equity Income Fund
Two International Place
Boston, MA 02110

2897-6/10	CE-TMDEISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy. The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson

Duncan W. Richardson
President

Date:	June 08, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	June 08, 2010

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	June 08, 2010